As Filed with the Securities and Exchange Commission on August 7, 1998
                                                  Registration No. 333-60671


                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                  POST-EFFECTIVE AMENDMENT NO. 1 TO
                               FORM S-8
                        REGISTRATION STATEMENT
                                Under
                      THE SECURITIES ACT OF 1933


                          BROWN GROUP, INC.
        (Exact name of registrant as specified in its charter)

          NEW YORK                                 43-0197190
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                   Identification No.)

                         8300 Maryland Avenue
                      St. Louis, Missouri  63105
                    (Address, including zip code,
             of registrant's principal executive offices)


            STOCK OPTION AND RESTIRCTED STOCK PLAN OF 1994
            STOCK OPTION AND RESTRICTED STOCK PLAN OF 1998
                      (Full Title of the Plans)

                           Andrew M. Rosen
                     Vice President and Treasurer
                          Brown Group, Inc.
                         8300 Maryland Avenue
                      St. Louis, Missouri  63105
                            (314) 854-4000
      (Name, address, including zip code, and telephone number,
              including area code, of agent for service)




                              SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on August 7, 1998.

                              Brown Group, Inc.



                              By:  /s/ Robert D. Pickle
                                  -----------------------------------
                                      Robert D. Pickle
                                      Vice President - General Counsel
                                      Corporate Secretary

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on August 7, 1998.

     Name                             Title
     ----                             -----

 *                                    Chairman of the Board, President,
-----------------------------------   Chief Executive Officer and Director
B.A.   Bridgewater,  Jr.




 *                                    Executive Vice President, Chief
-----------------------------------   Financial Officer and Director
  Harry E. Rich




     Name                             Title
     ----                             -----

  *                                   Vice President and Controller
----------------------------------
  Richard C. Schumacher



-----------------------------------   Director
  Joseph L. Bower


-----------------------------------   Director
  Julie C. Esrey


 /s/ Richard A. Liddy                 Director
-----------------------------------
  Richard A. Liddy


-----------------------------------   Director
  John Peters MacCarthy


-----------------------------------   Director
  John D. Macomber


 *                                    Director
-----------------------------------
  William E. Maritz


 *                                    Director
-----------------------------------
  General Edward C. Meyer, Retired


  *                                   Director
-----------------------------------
  Jerry E. Ritter


* By:   /s/ Robert D. Pickle
     ------------------------------
             Robert D. Pickle
              Attorney-in-fact




                          Brown Group, Inc.

                            EXHIBIT INDEX
Exhibit
Number   Description
------   -----------
4.1 Certificate of Incorporation of the Company as amended through February 16, 1984, incorporated herein by reference to Exhibit 3 to the Company's Report on Form 10-K for the fiscal year ended November 1, 1986.

4.2 Amendment of Certificate of Incorporation of the Company filed February 20, 1987, incorporated herein by reference to
         Exhibit 3 to the Company's Report on Form 10-K for the fiscal year ended January 30, 1988.

4.3 Bylaws of the Company as amended through March 5, 1998, incorporated herein by reference to Exhibit 3(ii) to the Company's Report on Form 10-K for the fiscal year ended
         January 31, 1998.

4.4 Rights Agreement dated as of March 7, 1996, between the Company and First Chicago Trust Company of New York, which includes as Exhibit A the form of Rights Certificate evidencing the Company's Common Stock Purchase Rights, incorporated herein by reference to the Company's Form 8-K dated March 8, 1996.

4.5 Amendment to Rights Agreement between Brown Group, Inc. and First Chicago Trust Company of New York, dated as of July 8, 1997, effective August 11, 1997, incorporated herein by reference to the Company's Form 8-K dated August 8, 1997.

5.1*     Legal Opinion of Counsel

23.1     Consent of Ernst & Young LLP

23.2*    Consent of Robert D. Pickle, Esq. (Included in Exhibit 5.1)

24.1*    Power of Attorney (Included on Signature Page)


* Previously filed